UNITED STATES
SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2024 (October 2, 2024)

ENERGY FUELS INC.
(Exact name of registrant as specified in its charter)

Ontario	001-36204	98-1067994
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

225 Union Blvd., Suite 600
 Lakewood, Colorado, United States 80228
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (303) 974-2140

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common shares, no par value	UUUU EFR	NYSE American LLC Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On October 2, 2024, EFR Australia Pty Ltd ("EFR"), a wholly owned subsidiary of Energy Fuels Inc. (the "Company"), completed the acquisition of all of the fully paid ordinary shares of Base Resources Limited ("Base Resources") pursuant to a Scheme Implementation Deed dated April 21, 2024 by and among the Company, EFR and Base Resources (the "Deed").

Under the Deed, at closing, each holder of ordinary shares of Base Resources received consideration of (i) 0.0260 Company’s common shares for each Base Resources share held on the Scheme Record Date (being 5 pm Perth, Australia time on Wednesday, September 18, 2024) (the “Share Consideration”), and (ii) AUS$0.065 in cash, paid by way of a special dividend by Base Resources to its shareholders. The total Share Consideration issued by Energy Fuels was approximately US$178.4 million and the total special dividend value was approximately US$55.1 million. Holders of ordinary shares of Base Resources that reside in certain jurisdictions will receive the net proceeds from the sale made by a nominee of the Company’s common shares in lieu of the Share Consideration.

The foregoing description of the Deed does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K dated April 25, 2024, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business or Funds Acquired.

The audited consolidated financial statements of Base Resources for the year ended June 30, 2024 and June 30, 2023 and the notes thereto are filed as Exhibit 99.1 hereto and incorporated by reference herein, as required by Rule 3-05 of Regulation S-X.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet as of June 30, 2024 and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2023 and the six months ended June 30, 2024 and the notes thereto are filed as Exhibit 99.2 hereto and incorporated by reference herein, as required by Article 11 of Regulation S-X.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of KPMG
99.1	Audited Consolidated Financial Statements of Base Resources Limited as of and for the years ended June 30, 2024 and June 30, 2023
99.2	Unaudited pro forma condensed combined balance sheet as of June 30, 2024 and unaudited pro forma condensed combined statement of operations for the year ended December 31, 2023 and the six months ended June 30, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY FUELS INC.
(Registrant)

October 3, 2024	By: /s/ David C. Frydenlund
David C. Frydenlund
Executive Vice President, Chief Legal Officer and Corporate Secretary